Rule 497(d)
FT 418

Supplement to the Prospectus dated March 23, 2000

Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trust in FT 418 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 1.75% of the sales price of Units sold pursuant to this provision.


May 3, 2000